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                                                                   EXHIBIT 10.23


                    PROMISSORY NOTE SECURED BY DEED OF TRUST


$100,000                                              San Jose, California
--------                                                    August 5, 1996




          For value received, the undersigned (each individually a "Borrower" and collectively referred to herein as the "Borrowers") promise to pay to the order of Hall, Kinion & Associates, Inc., a California corporation (the "Holder"), at its principal offices at 5300 Stevens Creek Blvd., San Jose, California 95129 the sum of $100,000, with interest compounded annually from the date hereof on unpaid principal at the rate of 6.74% per annum. Principal and interest shall be due and payable in monthly installments of $1967.88 on the 1st day of each month, beginning on the 1st day of September, 1996, and continuing each consecutive month thereafter until all principal and accrued but unpaid interest has been paid in full, with any unpaid principal and all accrued but unpaid interest due and payable on the 1st day of September, 2001. Each payment shall be credited first on interest then due and the remainder on principal. Immediately thereafter, interest shall cease on the principal so credited. Principal and interest are payable in lawful money of the United States.

          1.  Loan Forgiveness.  Each monthly payment coming due under the terms
              ----------------
above shall be fully and unconditionally waived by Holder, PROVIDED THAT, Rita
S. Hazell ("Hazell") is employed by Holder at the time such payment comes due. If at any point in time an outstanding balance remains payable under this Note, and Holder terminates Hazell's employment, with or without cause, (each, a "Termination Event") then, after such Termination Event, all sums becoming due and payable hereunder after the occurrence of any such Termination Event, shall be paid in cash by Borrowers in accordance with the payment terms set forth the first paragraph hereof, and such payments shall not be forgiven or waived by Holder pursuant to this paragraph. If at the end of the term of this Note Hazell continues to be employed by Holder, the entire debt evidenced by this Note shall be fully and unconditionally forgiven by Holder and the Holder shall return the original Note to Borrowers.

          2.  Events of Default.  It shall be an "Event of Default" under this
              -----------------
Note if (i) Hazell voluntarily terminates her employment with Holder; (ii) any payment of principal, interest or any other sum required to be paid by Borrowers to Holder under this Note is not received by Holder on the date due and such default is not cured within five (5) business days after notice thereof from Holder to Borrowers; (iii) Borrowers or either of them fail to perform or observe any other covenant, condition, agreement or obligation on the part of Borrowers to be performed or observed hereunder and such non-monetary default is not readily susceptible of being cured within thirty (30) days; (iv) Borrowers fail to execute a second deed of trust (the "Second Deed of Trust") on their principal residence in California (the "Property") within thirty (30) days of a
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request from Holder; (v) Hazell fails to execute a Stock Pledge Agreement covering shares of Hall, Kinion & Associates, Inc. Common Stock that she may acquire from time to time pursuant to options granted her by the Holder within thirty (30) days of a request from Holder; (vi) Borrowers or either of them sell, convey or alienate the Property or any part thereof, or any interest therein, or are divested of their title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Holder being first had and obtained, (vii) Borrowers or either of them become insolvent, commit any act of bankruptcy, execute a general assignment for the benefit of creditors, file or have filed against them any petition of bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors which petition is continued without dismissal for a period of 30 days or more; or a receiver or trustee is appointed to take possession of any property or assets of the Borrowers or either of them, or an attachment of or execution against any property of the Borrowers or either of them occurs; or (viii) an Event of Default occurs under the Second Deed of Trust or any Stock Pledge Agreement.

          3.  Acceleration.  Upon the occurrence of an Event of Default
              ------------
hereunder, the unpaid principal balance of this Note, all accrued, unpaid interest, fees, costs and charges due hereunder, shall at the option of the Holder become immediately due and payable, notwithstanding anything to the contrary contained herein. The failure to exercise such option shall not constitute a waiver on the part of Holder of the right to exercise such option at any other time.

          4.  Application of Proceeds.  In the event of the acceleration of this
              -----------------------
Note as a result of an Event of Default under this Note, the proceeds of any sale of the real property encumbered by the Second Deed of Trust, or any other property securing the indebtedness evidenced hereby, including, but not limited to, shares of Hall, Kinion & Associates, Inc. Common Stock purchased by Hazell pursuant to options granted her by Hall, Kinion & Associates, Inc., whether by foreclosure, or otherwise, to the extent applied to the payment of Borrower's obligations under this Note, shall be applied in the following order: (i) FIRST, to any unpaid late charges, fees, costs and the like; SECOND to any accrued and unpaid interest.

          5.  Attorney's Fees. Whether or not suit is filed, Borrowers agree to
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pay all reasonable attorneys' fees, costs of collection, costs, and expenses incurred by Holder in connection with the enforcement or collection of this Note. Borrowers further agree to pay all costs of suit and the sum adjudged as attorneys' fees in any action to enforce payment of this Note or any part of it.

          6.  Security.  The proceeds of the loans evidenced by this Note shall
              --------
be applied solely to the purchase of the Property. Payment of this Note shall be secured by the Second Deed of Trust on the Property and, at Holder's option, one or more Stock Pledge Agreements to be executed by Hazell covering any shares of Hall, Kinion & Associates, Inc. Common Stock Hazell may acquire upon the exercise of stock options granted her by the Holder. Borrowers shall, however, remain personally liable for payment of this Note and assets of the Borrowers, in

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addition to the collateral under the Second Deed of Trust and Stock Pledge
Agreement(s), may be applied to the satisfaction of Borrowers' obligations hereunder.

          7.  Law Governing.  This Note shall be construed and enforced in
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accordance with, and governed by, the internal laws of the State of California, excluding that body of law applicable to conflicts of law.

          8.  Notice.  Any notice given by Holder to either of the undersigned
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Borrowers shall be deemed to have been given to both of them.

                                                   BORROWERS

                                                   /s/ Rita S. Hazell
                                                   -----------------------------
                                                   Rita S. Hazell


                                                   /s/ Quentin D. Hazell
                                                   -----------------------------
                                                   Quentin D. Hazell

                                                      Acknowledgment

State of California    )
                       )    ss
County of ___________  )


State of California
County of ____________

  On __________, before me, ______________, personally appeared Rita S. Hazell and Quentin D. Hazell personally known to me or proved to me on the basis of satisfactory evidence to be the person whose names are subscribed to the within instrument and acknowledged to me that they executed the same, and that by their signatures on the instrument, those persons executed the instrument.

  WITNESS my hand and official seal.

Signature_____________________________________________________ [Seal]

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